UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011 (May 5, 2011)

                   RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Rurban Financial Corp. (“Rurban”) was held on May 5, 2011, in Defiance, Ohio.  At the close of business on the record date for the Annual Meeting (March 10, 2011), a total of 4,861,779 Rurban common shares were outstanding and entitled to vote.  A total of 3,882,418 Rurban common shares, or 79.9% of the total common shares outstanding and entitled to vote, were represented in person or by proxy at the Annual Meeting.  The final voting results for the Annual Meeting are provided below.

Proposal No. 1:

The following directors were elected at the Annual Meeting for three-year terms expiring in 2014:

	Number of Votes
	For	Withheld	Broker Non-Votes	Abstain
Robert A. Fawcett, Jr.	2,277,936	540,185	1,112,720	N/A

Gaylyn J. Finn	2,309,374	508,747	1,112,720	N/A

Rita A. Kissner	2,312,957	505,164	1,112,720	N/A

Proposal No. 2:

Shareholders holding a majority of the Rurban common shares represented in person or by proxy at the Annual Meeting approved Proposal No. 2, to ratify the appointment of BKD, LLP as the independent registered public accounting firm of Rurban for the fiscal year ending December 31, 2011:

Number of Votes
For	Against	Broker Non-Votes	Abstain
3,728,203	106,578	N/A	47,637

Proposal No. 3:

As of the date of the Annual Meeting, Proposal No. 3, to adopt an amendment to Article FOURTH of Rurban’s Amended Articles of Incorporation to authorize Rurban to issue up to 200,000 preferred shares, had received 2,245,309 votes “For” the proposal, 457,756 votes “Against” the proposal and 193,771 votes to “Abstain.”  To approve Proposal No. 3, the proposal must receive the affirmative vote of the holders of Rurban common shares entitling them to exercise not less than a majority of the outstanding Rurban common shares as of the record date, or 2,430,890 Rurban common shares.

In accordance with the vote approving Proposal No. 4, the portion of the Annual Meeting relating to Proposal No. 3 has been adjourned until May 26, 2011, at 10:00 a.m., local time, to allow for the solicitation of additional proxies in favor of the adoption of Proposal No. 3.  The adjourned meeting will recommence in the lower level Community Room of Rurban’s corporate office located at 401 Clinton Street, Defiance, Ohio 43512.

A copy of the May 9, 2011 news release announcing the adjournment of the Annual Meeting is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Proposal No. 4:

Shareholders holding a majority of the Rurban common shares represented in person or by proxy at the Annual Meeting approved Proposal No. 4, to approve the adjournment of the Annual Meeting to solicit additional proxies in the event there were not sufficient votes at the time of the Annual Meeting to adopt Proposal No. 3:

Number of Votes
For	Against	Broker Non-Votes	Abstain
3,306,940	454,795	N/A	120,683

Item 9.01.                   Financial Statements and Exhibits

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on May 9, 2011 announcing the adjournment of the 2011 Annual Meeting of Shareholders of Rurban Financial Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: May 9, 2011	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Excutive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated May 9, 2011

Rurban Financial Corp.

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on May 9, 2011 announcing the adjournment of the 2011 Annual Meeting of Shareholders of Rurban Financial Corp.